Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
Inventories
The components of inventories, net as of December 31, 2014 and 2013 were as follows:

	December 31,
	2014	2013
Inventories, net:
Manufacturing supplies	$38.5	$32.8
Raw materials	56.8	42.9
Work in process	110.3	81.6
Finished products	91.1	71.6
Subtotal	296.7	228.9
Allowance for surplus and obsolete inventory	(2.9)	(1.9)
Total Inventories, net	$293.8	$227.0

Inventories are valued at the lower of cost or market, with approximately 65% valued by the LIFO method and the remaining inventories, including manufacturing supplies inventory as well as international (outside the United States) inventories are valued by the FIFO, average cost or specific identification methods.
If all inventories had been valued on the FIFO method, inventories would have been $86.7 million and $79.0 million greater at December 31, 2014 and 2013, respectively. TimkenSteel recognized an increase in its LIFO reserve of $7.7 million during 2014 in cost of products sold compared to an increase of $1.5 million during 2013. The increase in the LIFO reserve recognized during 2014 was due to higher costs, particularly scrap steel costs.